FINANCIAL STATEMENTS

SBL Variable Annuity Account III

Year Ended December 31, 2024

With Report of Independent Registered Public Accounting Firm

SBL Variable Annuity Account III

Financial Statements

Year Ended December 31, 2024

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Security Benefit Life Insurance Company and Contract Owners of SBL Variable Annuity Account III

Opinion on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts listed in the Appendix that comprise SBL Variable Annuity Account III (the Separate Account), as of December 31, 2024 and the related statements of operations and change in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2024, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Separate Account’s auditor since 1981.

Kansas City, Missouri

April 25, 2025

Appendix

Subaccounts listed that comprising SBL Variable Annuity Account III

Subaccounts	Statements of operations and changes in net assets
Guggenheim VIF Managed Asset Allocation	For the period from January 1, 2024 through August 16, 2024 (closing of operations) and the year ended December 31, 2023
Guggenheim VIF Total Return Bond	For each of the two years in the period ended December 31, 2024
Invesco V.I. Government Money Market	For each of the two years in the period ended December 31, 2024
NAA All Cap Value Series	For each of the two years in the period ended December 31, 2024
NAA Large Cap Value Series	For each of the two years in the period ended December 31, 2024
NAA Large Core Series	For each of the two years in the period ended December 31, 2024
NAA World Equity Income Series	For each of the two years in the period ended December 31, 2024

SBL Variable Annuity Account III

Statements of Net Assets

December 31, 2024

Subaccount	Number of Shares	Cost	Assets at Market Value	Total Assets	Uncollected Actuarial Risk Fee Payable	Net Assets	Units Outstanding	Unit Values
Guggenheim VIF Managed Asset Allocation (b)	—	$—	$—	$—	$—	$—	—	$68.60
Guggenheim VIF Total Return Bond	2,380	38,159	33,985	33,985	(1)	33,984	488	69.70
Invesco V.I. Government Money Market	278,593	278,593	278,593	278,593	(7)	278,586	242,144	1.15
NAA All Cap Value Series (a)	793	22,753	26,820	26,820	(1)	26,819	214	125.20
NAA Large Cap Value Series (a)	9,892	317,960	410,499	410,499	(10)	410,489	900	456.10
NAA Large Core Series (a)	27,538	981,942	1,370,296	1,370,296	(33)	1,370,263	2,459	557.49
NAA World Equity Income Series (a)	2,816	33,780	41,764	41,764	(1)	41,763	328	127.23

(a)	Name change. See Note 1.
(b)	Liquidation. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account III

Statements of Operations and Change in Net Assets

Years Ended December 31, 2024 and 2023, Except as Noted

	Guggenheim VIF Managed Asset Allocation (b)	Guggenheim VIF Total Return Bond	Invesco V.I. Government Money Market
Net assets as of December 31, 2022	$30,016	$31,508	$238,633

Investment income (loss):
Dividend distributions	378	1,204	10,976
Investment Expenses:
Mortality and expense risk and administrative charges	—	—	—

Net investment income (loss)	378	1,204	10,976

Increase (decrease) in net assets from operations:
Capital gain distributions	232	—	—
Realized capital gain (loss) on investments	320	(45)	—
Change in unrealized appreciation (depreciation)	3,220	1,030	—

Net gain (loss) on investments	3,772	985	—

Net increase (decrease) in net assets from operations	4,150	2,189	10,976

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(1,618)	(38)	—
Transfers between subaccounts, net	—	—	—
Maintenance charges and mortality adjustments	(311)	(323)	(2,205)

Increase (decrease) in net assets from contract transactions	(1,929)	(361)	(2,205)

Total increase (decrease) in net assets	2,221	1,828	8,771

Net assets as of December 31, 2023	$32,237	$33,336	$247,404

Investment income (loss):
Dividend distributions	644	1,267	12,022
Investment Expenses:
Mortality and expense risk and administrative charges	—	—	—

Net investment income (loss)	644	1,267	12,022

Increase (decrease) in net assets from operations:
Capital gain distributions	1,481	—	—
Realized capital gain (loss) on investments	6,182	(47)	—
Change in unrealized appreciation (depreciation)	(6,001)	(189)	—

Net gain (loss) on investments	1,662	(236)	—

Net increase (decrease) in net assets from operations	2,306	1,031	12,022

Contract owner transactions:
Variable annuity deposits	—	—	—
Terminations, withdrawals and annuity payments	(1,773)	(41)	—
Transfers between subaccounts, net	(32,770)	—	21,692
Maintenance charges and mortality adjustments	—	(342)	(2,532)

Increase (decrease) in net assets from contract transactions	(34,543)	(383)	19,160

Total increase (decrease) in net assets	(32,237)	648	31,182

Net assets as of December 31, 2024	$—	$33,984	$278,586

(b)	Liquidation. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account III

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

	NAA All Cap Value Series (a)	NAA Large Cap Value Series (a)	NAA Large Core Series (a)
Net assets as of December 31, 2022	$28,594	$479,810	$1,119,865

Investment income (loss):
Dividend distributions	455	7,282	19,974
Investment Expenses:
Mortality and expense risk and administrative charges	—	—	—

Net investment income (loss)	455	7,282	19,974

Increase (decrease) in net assets from operations:
Capital gain distributions	2,471	43,112	—
Realized capital gain (loss) on investments	77	26,389	19,293
Change in unrealized appreciation (depreciation)	(565)	(40,139)	244,165

Net gain (loss) on investments	1,983	29,362	263,458

Net increase (decrease) in net assets from operations	2,438	36,644	283,432

Contract owner transactions:
Variable annuity deposits	—	600	990
Terminations, withdrawals and annuity payments	—	(115,516)	(248,152)
Transfers between subaccounts, net	—	1,060	162
Maintenance charges and mortality adjustments	(409)	(3,838)	(10,822)

Increase (decrease) in net assets from contract transactions	(409)	(117,694)	(257,822)

Total increase (decrease) in net assets	2,029	(81,050)	25,610

Net assets as of December 31, 2023	$30,623	$398,760	$1,145,475

Investment income (loss):
Dividend distributions	528	7,085	39,843
Investment Expenses:
Mortality and expense risk and administrative charges	—	—	—

Net investment income (loss)	528	7,085	39,843

Increase (decrease) in net assets from operations:
Capital gain distributions	1,674	29,178	—
Realized capital gain (loss) on investments	3,228	10,079	13,892
Change in unrealized appreciation (depreciation)	(1,705)	5,768	235,625

Net gain (loss) on investments	3,197	45,025	249,517

Net increase (decrease) in net assets from operations	3,725	52,110	289,360

Contract owner transactions:
Variable annuity deposits	—	600	784
Terminations, withdrawals and annuity payments	(17,850)	(37,346)	(53,746)
Transfers between subaccounts, net	10,817	—	(92)
Maintenance charges and mortality adjustments	(496)	(3,635)	(11,518)

Increase (decrease) in net assets from contract transactions	(7,529)	(40,381)	(64,572)

Total increase (decrease) in net assets	(3,804)	11,729	224,788

Net assets as of December 31, 2024	$26,819	$410,489	$1,370,263

(a)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account III

Statements of Operations and Change in Net Assets (continued)

Years Ended December 31, 2024 and 2023, Except as Noted

NAA World Equity Income Series (a)
Net assets as of December 31, 2022	$50,378

Investment income (loss):
Dividend distributions	1,192
Investment Expenses:
Mortality and expense risk and administrative charges	—

Net investment income (loss)	1,192

Increase (decrease) in net assets from operations:
Capital gain distributions	—
Realized capital gain (loss) on investments	713
Change in unrealized appreciation (depreciation)	3,364

Net gain (loss) on investments	4,077

Net increase (decrease) in net assets from operations	5,269

Contract owner transactions:
Variable annuity deposits	—
Terminations, withdrawals and annuity payments	(10,682)
Transfers between subaccounts, net	—
Maintenance charges and mortality adjustments	(402)

Increase (decrease) in net assets from contract transactions	(11,084)

Total increase (decrease) in net assets	(5,815)

Net assets as of December 31, 2023	$44,563

Investment income (loss):
Dividend distributions	1,200
Investment Expenses:
Mortality and expense risk and administrative charges	—

Net investment income (loss)	1,200

Increase (decrease) in net assets from operations:
Capital gain distributions	—
Realized capital gain (loss) on investments	1,491
Change in unrealized appreciation (depreciation)	2,675

Net gain (loss) on investments	4,166

Net increase (decrease) in net assets from operations	5,366

Contract owner transactions:
Variable annuity deposits	—
Terminations, withdrawals and annuity payments	(7,781)
Transfers between subaccounts, net	—
Maintenance charges and mortality adjustments	(385)

Increase (decrease) in net assets from contract transactions	(8,166)

Total increase (decrease) in net assets	(2,800)

Net assets as of December 31, 2024	$41,763

(a)	Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account III

Notes to Financial Statements

December 31, 2024

1. Organization and Significant Accounting Policies

SBL Variable Annuity Account III (the Account) is a deferred variable annuity contract offered by Security Benefit Life Insurance Company (SBL). The Account is an investment company as defined by Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) 946. The Account follows the accounting guidance as outlined in ASC 946. Purchase payments for the Account are allocated to one or more of the subaccounts that comprise the Account. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. As directed by the owners, amounts directed to each subaccount are invested in a designated mutual fund as follows:

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Guggenheim VIF Managed Asset Allocation	—	Security Investors, LLC	—
Guggenheim VIF Total Return Bond	—	Security Investors, LLC	—
Invesco V.I. Government Money Market	Series II	Invesco Advisers, Inc	—
NAA All Cap Value Series	—	Security Investors, LLC	—
NAA Large Cap Value Series	—	Security Investors, LLC	—
NAA Large Core Series	—	Security Investors, LLC	—
NAA Mid Growth Series	—	Security Investors, LLC	—
NAA World Equity Income Series	—	Security Investors, LLC	—
Neuberger Berman AMT Sustainable Equity	S	Neuberger Berman Investment Advisers LLC	—

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from SBL’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business SBL may conduct.

SBL Variable Annuity Account III

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Nine subaccounts are currently offered by the Account. The following subaccounts had no activity for two consecutive years and are not included in the statements of net assets or the statements of operations and change in net assets:

Subaccount
NAA Mid Growth Series
Neuberger Berman AMT Sustainable Equity

During the current year the following subaccount name changes were made effective:
Date	New Name	Old Name
October 25, 2024	NAA All Cap Value Series	Guggenheim VIF All Cap Value
October 25, 2024	NAA Large Cap Value Series	Guggenheim VIF Large Cap Value
October 25, 2024	NAA Large Core Series	Guggenheim VIF StylePlus Large Core
October 25, 2024	NAA Mid Growth Series	Guggenheim VIF StylePlus Mid Growth
October 25, 2024	NAA World Equity Income Series	Guggenheim VIF World Equity Income

During the current year the following subaccount was liquidated and subsequently reinvested:
Date	Liquidated Subaccount	Reinvested Subaccount	Transferred Assets ($)
August 16, 2024	Guggenheim VIF Managed Asset Allocation	Invesco V.I. Government Money Market	—

Investment Valuation

Investments in mutual fund shares are carried in the statements of net assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

The cost of investment purchases and proceeds from investments sold for the year ended December 31, 2024, were as follows:

Subaccount	Cost of Purchases	Proceeds from Sales
Guggenheim VIF Managed Asset Allocation (b)	$2,125	$34,544
Guggenheim VIF Total Return Bond	1,267	383
Invesco V.I. Government Money Market	33,714	2,531
NAA All Cap Value Series (a)	13,230	18,557
NAA Large Cap Value Series (a)	36,763	40,881
NAA Large Core Series (a)	40,627	65,351
NAA World Equity Income Series (a)	1,200	8,166

(a) Name change. See Note 1.

(b) Liquidation. See Note 1.

SBL Variable Annuity Account III

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Market Risk

Each subaccount invests in shares of a single underlying fund. The investment performance of each subaccount will reflect the investment performance of the underlying fund less separate account expenses. There is no assurance that the investment objective of any underlying fund will be met. A fund calculates a daily net asset value per share (“NAV”) which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contractholders’ investments in the funds and the amounts reported in the statements of net assets. The contractholder assumes all of the investment performance risk for the subaccounts selected.

Annuity Assets

Annuity Assets relate to contracts that have matured and are in the payout stage. Such assets are computed on the basis of published mortality tables using assumed interest rates that will provide assets as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity assets, and any resulting adjustment is either charged or credited to SBL and not to the Account.

The annuity assets for December 31, 2024 by subaccount are as follows:

Subaccount	Annuity Assets
NAA All Cap Value Series	$1,549
NAA Large Cap Value Series	17,942
NAA World Equity Income Series	5,953

Reinvestment of Dividends

Dividend and capital gain distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective fund. Dividend income and capital gain distributions are recorded as income on the ex-dividend date.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of SBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, SBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. SBL will review periodically the status of this policy in the event of changes in the tax law.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

The Account invests in shares of open-end mutual funds, which process contractholders directed purchases, sales and transfers on a daily basis at the funds’ computed NAVs. The fair value of the Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodians and reflect the fair values of the mutual fund investments. The NAV is calculated daily and is based on the fair values of the underlying securities.

SBL Variable Annuity Account III

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund. That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund.

Segment Disclosures

In this reporting period, we adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280)—Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect our financial position or the results of operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is Brian Beckett, Chief Financial Officer. The subaccount represents a single operating segment, as the CODM monitors the operating results of the subaccount and as a whole, the subaccount’s long-term strategic asset allocation is pre-determined based on a defined investment strategy. The net increase (decrease) in net assets from operations, which is used by the CODM to assess the segment’s performance is consistent with that presented within the subaccount’s financial statements. Segment assets are reflected on the accompanying Statements of Net Assets as “Net Assets” and significant segment expenses are listed on the accompanying Statements of Operations and Change in Net Assets.

2. Variable Annuity Contract Charges

Premium Tax Charge: When applicable, an amount for state premium taxes is deducted as provided by pertinent state law either from purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

Contract owner maintenance charges presented as a decrease in units on the Statements of Operations and Change in Net Assets under the Maintenance charges and mortality adjustments line item may include the following:

•

Mortality and Expense Risk Charge: Mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate ranging from 0.85% to 1.20% of the net asset value of each contract, of which 0.70% is for assuming mortality risks and the remainder is for assuming expense risks. The mortality and expense risk charge is based on the daily value of the individual contract and is equivalent to 1.20% if the net asset value is less than $20,000, 1.00% if the net asset value is at least $20,000 but less than $50,000, and 0.85% if the net asset value is over $50,000. During the accumulation period, the mortality and expense risk fee is assessed daily and accrued as a liability to the contract. The accrued actuarial risk fee is deducted from each contract upon (a) annuitization of variable account funds, (b) each total withdrawal of a variable account, and (c) each calendar year end.

•

Administrative Charge: SBL deducts an administrative fee of $30 per year for each contract, except for certain contracts based on a minimum account value and the period of time the contract has been in force.

SBL Variable Annuity Account III

Notes to Financial Statements (continued)

3. Summary of Unit Transactions

The changes in units outstanding for the periods December 31, 2024 and 2023, were as follows:

	2024			2023
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Guggenheim VIF Managed Asset Allocation (b)	—	(504)	(504)	—	(32)	(32)
Guggenheim VIF Total Return Bond	—	(5)	(5)	—	(6)	(6)
Invesco V.I. Government Money Market	19,196	(2,202)	16,994	—	(2,006)	(2,006)
NAA All Cap Value Series (a)	89	(144)	(55)	—	(4)	(4)
NAA Large Cap Value Series (a)	1	(93)	(92)	1	(313)	(312)
NAA Large Core Series (a)	2	(130)	(128)	2	(625)	(623)
NAA World Equity Income Series (a)	—	(66)	(66)	—	(107)	(107)

(a)	Name change. See Note 1.
(b)	Liquidation. See Note 1.

SBL Variable Annuity Account III

Notes to Financial Statements (continued)

4. Financial Highlights

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2024, were as follows:

Subaccount	Units	Unit Values ($) (4)	Net Assets ($)	Investment Income Ratios (1)	Expense Ratios (%) (2)	Total Returns (%) (3)(4)
Guggenheim VIF Managed Asset Allocation (b)
2024	—	68.60	—	0.04	0.00	7.20
2023	504	63.99	32,237	0.01	0.00	14.13
2022	536	56.07	30,016	0.01	0.00	(16.57)
2021	571	67.21	38,387	0.01	0.00	12.47
2020	604	59.76	36,105	0.01	0.00	12.58
Guggenheim VIF Total Return Bond
2024	488	69.70	33,984	0.04	0.00	3.11
2023	493	67.60	33,336	0.04	0.00	6.95
2022	499	63.21	31,508	0.03	0.00	(16.14)
2021	881	75.38	66,375	0.02	0.00	(0.44)
2020	858	75.71	64,965	0.01	0.00	14.21
Invesco V.I. Government Money Market
2024	242,144	1.15	278,586	0.05	0.00	4.55
2023	225,150	1.10	247,404	0.05	0.00	4.76
2022	227,156	1.05	238,633	0.01	0.00	1.94
2021	278,648	1.03	287,020	0.00	0.00	—
2020	281,202	1.03	289,631	0.00	0.00	—
NAA All Cap Value Series (a)
2024	214	125.20	26,819	0.02	0.00	10.25
2023	269	113.56	30,623	0.02	0.00	8.52
2022	273	104.64	28,594	0.01	0.00	(1.17)
2021	277	105.88	29,340	0.02	0.00	26.95
2020	280	83.40	23,410	0.02	0.00	1.87

(a)	Name change. See Note 1.
(b)	Liquidation. See Note 1.

SBL Variable Annuity Account III

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values ($) (4)	Net Assets ($)	Investment Income Ratios (1)	Expense Ratios (%) (2)	Total Returns (%) (3)(4)
NAA Large Cap Value Series (a)
2024	900	456.10	410,489	0.02	0.00	13.46
2023	992	402.00	398,760	0.02	0.00	9.27
2022	1,304	367.90	479,810	0.01	0.00	(1.32)
2021	1,832	372.82	683,035	0.02	0.00	27.03
2020	1,922	293.49	563,879	0.02	0.00	2.21
NAA Large Core Series (a)
2024	2,459	557.49	1,370,263	0.03	0.00	25.88
2023	2,587	442.88	1,145,475	0.02	0.00	26.90
2022	3,210	349.00	1,119,865	0.01	0.00	(20.67)
2021	3,691	439.92	1,623,477	0.01	0.00	28.48
2020	4,271	342.40	1,461,946	0.02	0.00	18.78
NAA World Equity Income Series (a)
2024	328	127.23	41,763	0.03	0.00	12.59
2023	394	113.00	44,563	0.03	0.00	12.28
2022	501	100.64	50,378	0.02	0.00	(9.12)
2021	784	110.74	86,828	0.02	0.00	21.75
2020	892	90.96	81,116	0.03	0.00	6.65

(1)

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. Average net assets is a simple average of net assets and will not reflect offsetting changes in net assets occurring within a year. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2)

These ratios represent the annualized contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to the unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded. The disclosed range represents the lowest expense ratio to highest expense ratio, respectively. Certain contractholders may have expenses outside the range depending on the timing of deposits, withdrawals, and/or fund transfers.

(3)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated or from the inception date through the end of the reporting period.

SBL Variable Annuity Account III

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

(4) Unit value information is calculated on a daily basis regardless of whether or not the subaccount has contractholders.

5. Subsequent Events

The Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.